UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05415

Morgan Stanley Global Infrastructure Fund
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	December 31,

Date of reporting period:	December 31, 2014

Item 1 - Report to Shareholder

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

John H. Gernon
President and Principal Executive Officer

Stefanie V. Chang Yu
Chief Compliance Officer

Joseph C. Benedetti
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Adviser

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Please read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2015 Morgan Stanley

INVESTMENT MANAGEMENT

Morgan Stanley Global Infrastructure Fund

Annual Report

December 31, 2014

UTLFANN
1114773 Exp. 02.29.16

Morgan Stanley Global Infrastructure Fund

Table of Contents

Welcome Shareholder	3
Fund Report	4
Performance Summary	10
Expense Example	12
Portfolio of Investments	14
Statement of Assets and Liabilities	18
Statement of Operations	19
Statements of Changes in Net Assets	20
Notes to Financial Statements	21
Financial Highlights	34
Report of Independent Registered Public Accounting Firm	39
U.S. Privacy Policy	40
Trustee and Officer Information	45

Welcome Shareholder,

We are pleased to provide this annual report, in which you will learn how your investment in Morgan Stanley Global Infrastructure Fund (the "Fund") performed during the latest twelve-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the year ended December 31, 2014

Total Return for the 12 Months Ended December 31, 2014
Class A	Class B	Class L	Class I	Class Q	Dow Jones Brookfield Global Infrastructure IndexSM(1)	S&P Global BMI Index[2]
15.44%	14.29%	14.85%	15.77%	15.54%	16.34%	4.36%

The performance of the Fund's five share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

Infrastructure shares appreciated 16.34 percent during the period, as measured by the Dow Jones Brookfield Global Infrastructure IndexSM (the "Index"). Among the major infrastructure sectors, the electricity transmission & distribution, gas midstream, and communications sectors outperformed the Index, while toll roads, gas distribution utilities, and European regulated utilities underperformed the Index. Pipeline companies performed largely in line with the Index for the year, and among sectors with more modest benchmark weightings, the ports, water, and airports sectors all underperformed.

The favorable performance achieved by global listed infrastructure securities over the last few years was once again realized in 2014, despite some volatility within certain sectors in the second half of the year, most notably those related to energy infrastructure (i.e., gas midstream and pipeline companies). From a broad macro perspective, declining interest rates almost universally provided a tailwind for infrastructure valuations in 2014; economic trends, however, provided more mixed results, with strength in the U.S. economy offset by a more muted outlook for countries in Europe, Asia, and South America.

For utility-related sectors (electricity transmission & distribution, gas distribution utilities, water, and European regulated utilities) the dominant driver of investment performance was the universal decline in interest rates observed across developed markets, although regulatory developments (specifically, rate cases, the formal process for public utilities to set pricing for consumers) and spinoffs/corporate reorganizations also helped support returns. As it relates to spinoffs/reorganizations, the sell-down of mature, highly stable contracted assets into "yieldcos" was a popular theme in 2014. Yieldcos are publicly traded companies created to own assets (such as power plants) that generate regular income streams and distribute the income to shareholders as dividends. The spinoff of energy-related assets into a master limited partnership, or MLP, also remained a popular theme.

2014 was a tale of two worlds for the energy infrastructure (pipeline companies, gas midstream) universe, with strong returns through three quarters being somewhat offset by dramatic declines in the fourth quarter. The dominant influencing factor by the end of the year was the decline in commodity prices, with crude oil down approximately 50 percent from peak and natural gas down approximately 40 percent. Leading up to the fourth quarter decline, however, investment performance was driven by the announcement of a number of export projects (liquefied natural gas, certain natural gas liquid products), gas transmission tie-ins, as well as corporate restructurings/conversions (e.g., conversion of corporate parents into "pure-play" general partners of MLP-qualifying assets). The Kinder Morgan announcement to consolidate its MLPs and parent company into single corporate entity also provided an uplift for certain companies thought to be potential takeout candidates.

In the communications sector (wireless towers, satellites), strong leasing activity, in particular for international assets, drove the investment performance of select wireless tower names. Satellite performance, which was more muted than that for towers, benefited from stable video leasing activity combined with moderating headwinds relating to government services contracts.

Within the transportation sector, investment performance in airports, toll roads, and ports was driven by modest traffic/volume growth reflecting tentative economic recovery in a number of regions. For European transportation companies, favorable first half performance gave way to more modest performance in the second half as investors dialed back expectations for growth. For railroads, in particular the Class I rails in North America, investment performance was driven by a combination of strong volume growth in a number of commodity products, as well as favorable intermodal carload trends helped by a tight trucking market. Declining interest rates and merger-and-acquisition/privatization activity further provided support for share price appreciation in the sector.

Performance Analysis

All share classes of Morgan Stanley Global Infrastructure Fund underperformed the Dow Jones Brookfield Global Infrastructure IndexSM and outperformed the S&P Global BMI Index for the 12 months ended December 31, 2014, assuming no deduction of applicable sales charges.

For full-year 2014, the Fund realized outperformance from bottom-up stock selection, which was offset by adverse top-down positioning. From a bottom-up perspective, the Fund benefited from favorable stock selection in the pipeline companies, water, toll roads, gas midstream, electricity transmission & distribution, gas distribution utilities and diversified sectors. The positive contribution was partially offset by adverse selection in airports and communications. From a top-down perspective, the Fund benefited from overweights to a group of companies in the pipeline companies, railroads, and communications sectors, as well as underweights to a group of companies in the ports, gas distribution utilities and European regulated utilities sectors. But the gains were more than offset by relative losses from the Fund's underweights to a group of companies in the electricity transmission & distribution and the gas midstream sectors, and overweights to a group of companies in toll roads and water sectors.

Heading into 2015, we remain positive on the communications and transportation sectors, despite their strong performance in 2014. We are also increasingly constructive on energy infrastructure, which, while likely to face some operating headwinds in later 2015 and early 2016, looks much more attractive from a valuation perspective than in the recent past and still represents a favorable medium to long-term fundamental story, in our view. Currently, we are least favorable on the utility-related sectors, despite their defensiveness and operating stability, given the very strong share price performance in 2014. Outside of spinoff/restructuring stories and select companies with regulatory events occurring over the near future, we struggle to find value in these sectors.

We remain committed to our core investment philosophy as an infrastructure value investor. As a value-oriented, bottom-up driven investor, our investment perspective is that over the medium- and long-term, the key factor in determining the performance of infrastructure securities will be underlying infrastructure asset values. Given the large and growing private infrastructure market, we believe that there are limits as to the level of premium or discount at which the public sector should trade relative to its underlying private infrastructure value. These limits can be viewed as the point at which the arbitrage opportunity between owning infrastructure in the private versus public markets becomes compelling. In aiming to achieve core infrastructure exposure in a cost effective manner, we invest in equity securities of publicly listed infrastructure companies we believe offer the best value relative to their underlying infrastructure value and growth prospects.

Our research currently leads us to an overweighting in the portfolio to a group of companies in the toll roads, airports, communications, pipeline companies, and water sectors, and an underweighting to companies in the gas distribution utilities, electricity transmission & distribution, European regulated utilities, gas midstream, and port sectors. In addition, we have out-of-benchmark positions in railroads and power purchase agreement-contracted renewables, both of which we deem appropriate infrastructure investments under our definition of core infrastructure.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS as of 12/31/14
Enbridge, Inc.	6.1%
Kinder Morgan, Inc.	6.1
American Tower Corp. REIT	4.4
Crown Castle International Corp. REIT	4.3
TransCanada Corp.	4.0
National Grid PLC	4.0
Williams Cos., Inc. (The)	3.1
Koninklijke Vopak N.V.	3.0
Transurban Group	2.9
Sempra Energy	2.9
TOP FIVE COUNTRIES as of 12/31/14
United States	45.1%
Canada	11.9
United Kingdom	7.6
China	6.2
Australia	5.8

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top 10 holdings and top five countries are as a percentage of net assets.

Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80 percent of its assets in equity securities issued by companies located throughout the world that are engaged in the infrastructure business. A company will be considered to be in the infrastructure business if it derives at least 50 percent of its revenues or earnings from, or devotes at least 50 percent of its assets to, infrastructure-related activities. Infrastructure refers to the systems and networks of energy, transportation, communication and other services required for the normal function of society. Companies in the infrastructure business may be involved in a variety of areas, including, but not limited to, (i) the transmission, distribution, storage or transportation of electricity, oil and gas (and other bulk liquid products), water, and other natural resources used to produce energy, (ii) the construction and operation of renewable power facilities, (iii) the development, ownership, lease, concession, or management of highways, toll roads, tunnels, bridges, pipelines, airports, marine ports, refueling and related facilities, (iv) the provision of communications, including the development, lease, concession, or management of telephone, broadcast and mobile towers, fiber optic/copper cable, and satellite networks, (v) waste-water management and water purification/desalination and (vi) the construction or operation of essential public structures. The Fund's equity investments may include convertible securities. The Fund's investments may include securities of small and medium capitalization companies. The Fund may invest up to 100 percent of its net assets in foreign securities, which may include emerging market securities. Under normal market conditions, the Fund invests at least 40 percent of its assets in the securities of issuers located outside of the United States.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 548-7786 or by visiting the Mutual Fund

Center on our web site at www.morganstanley.com/im. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com/im. This information is also available on the SEC's web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

(This page has been left blank intentionally.)

Performance Summary (unaudited)

Performance of $10,000 Investment—Class A
Over 10 Years

Average Annual Total Returns—Period Ended December 31, 2014 (unaudited)
Symbol	Class A Shares* (since 07/28/97) UTLAX		Class B Shares** (since 04/29/88) UTLBX		Class L Shares† (since 07/28/97) UTLCX	Class I Shares†† (since 07/28/97) UTLDX	Class Q Shares††† (since 04/29/88) UTLQX
1 Year	15.44 9.33[4]	%[3]	14.29 9.30[4]	%[3]	14.85 —%[3]	15.77 —%[3]	15.54 10.56[4]	%[3]
5 Years	14.88[3] 13.65[4]		13.95[3] 13.71[4]		14.16[3] —	15.20[3] —	14.89[3] 14.66[4]
10 Years	10.02[3] 9.43[4]		9.53[3] 9.53[4]		9.27[3] —	10.30[3] —	10.05[3] 10.05[4]
Since Inception	8.24[3] 7.90[4]		8.87[3] 8.87[4]		7.47[3] —	8.50[3] —	8.88[3] 8.88[4]

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class L, Class I, and Class Q shares will vary due to differences in sales charges and expenses. See the Fund's current prospectus for complete details on fees and sale charges.

*  The maximum front-end sales charge for Class A is 5.25%.

**  The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion beginning December 31, 2006. Prior to December 31, 2006, the conversion feature was suspended because the annual total operating expense ratio of Class B was lower than that of Class A.

†  Class L has no sales charge.

††  Class I has no sales charge.

†††  The maximum contingent deferred sales charge (CDSC) for Class Q is 5.0%. The CDSC declines to 0% after six years. For periods greater than eight years, returns do not reflect conversion to Class A shares eight years after the end of the calendar month in which shares were purchased. The conversion feature is currently suspended because the total annual operating expense ratio of Class Q is currently lower than that of Class A. See "Conversion Feature" for Class Q shares in "Share Class Arrangements" of the Prospectus for more information.

  Class B commenced operations on April 29, 1988. On December 8, 2006, all then-existing Class B shares of the Fund (Pre-Conversion Class B) were converted into Class Q shares. Because the Pre-Conversion Class B shares were subject to the same level of fees and expenses applied to Class B shares, historical performance information prior to conversion date has been restated for Class Q shares to reflect this information. Performance information for Class B shares prior to December 8, 2006 reflects the performance of the Pre-Conversion Class B shares.

(1)  The Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. The Index was first published in July 2008; however, back-tested hypothetical performance information is available for this Index since December 31, 2002. Returns are calculated using the return data of the S&P Global BMI Index through December 31, 2002 and the return data of the Dow Jones Brookfield Global Infrastructure IndexSM for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Report, there are approximately 11,000 index members representing 25 developed and 23 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

‡  Ending value assuming a complete redemption on December 31, 2014.

Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/14 – 12/31/14.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example (unaudited) continued

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/14	12/31/14	07/01/14 – 12/31/14
Class A
Actual (0.36% return)	$1,000.00	$1,003.60	$5.50
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.71	$5.55
Class B
Actual (–0.11% return)	$1,000.00	$998.90	$11.03
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.17	$11.12
Class L
Actual (0.12% return)	$1,000.00	$1,001.20	$8.17
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.04	$8.24
Class I
Actual (0.54% return)	$1,000.00	$1,005.40	$4.25
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.97	$4.28
Class Q
Actual (0.37% return)	$1,000.00	$1,003.70	$5.25
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.96	$5.30

  @  Expenses are equal to the Fund's annualized expense ratios of 1.09%, 2.19%, 1.62%, 0.84%, and 1.04% for Class A, Class B, Class L, Class I, and Class Q shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Morgan Stanley Global Infrastructure Fund

Portfolio of Investments  ■  December 31, 2014

NUMBER OF SHARES		VALUE
	Common Stocks (98.1%)
	Australia (5.8%)
	Airports
391,703	Sydney Airport	$1,497,126
	Diversified
2,813,833	DUET Group (a)	5,524,627
	Toll Roads
532,392	Macquarie Atlas Roads Group	1,381,252
1,523,922	Transurban Group (a)	10,653,048
		12,034,300
	Transmission & Distribution
1,221,155	Spark Infrastructure Group	2,113,681
	Total Australia	21,169,734
	Austria (2.6%)
	Airports
99,156	Flughafen Wien AG (a)	9,336,965
	Brazil (0.4%)
	Toll Roads
230,500	CCR SA	1,323,531
	Canada (11.9%)
	Oil & Gas Storage & Transportation
427,610	Enbridge, Inc.	21,987,796
139,363	Inter Pipeline Ltd. (a)	4,311,160
58,640	Pembina Pipeline Corp. (a)	2,137,044
296,900	TransCanada Corp. (a)	14,592,004
	Total Canada	43,028,004
	China (6.2%)
	Oil & Gas Storage & Transportation
207,000	Beijing Enterprises Holdings Ltd. (b)	1,618,215
574,000	ENN Energy Holdings Ltd. (b)	3,246,029
		4,864,244
NUMBER OF SHARES		VALUE
	Ports
657,912	China Merchants Holdings International Co., Ltd. (b)	$2,205,346
	Toll Roads
6,750,000	Hopewell Highway Infrastructure Ltd. (b)	3,384,451
1,652,322	Jiangsu Expressway Co., Ltd., H Shares (b)	1,968,734
		5,353,185
	Water
2,639,000	China Everbright International Ltd. (b)	3,890,001
4,768,000	Guangdong Investment Ltd. (b)	6,204,099
		10,094,100
	Total China	22,516,875
	France (5.5%)
	Communications
296,210	Eutelsat Communications SA	9,575,695
180,414	SES SA	6,471,642
		16,047,337
	Toll Roads
71,580	Vinci SA	3,916,907
	Total France	19,964,244
	Germany (0.2%)
	Airports
16,197	Fraport AG Frankfurt Airport Services Worldwide	938,333
	Italy (4.6%)
	Oil & Gas Storage & Transportation
896,863	Snam SpA	4,424,337
	Toll Roads
451,351	Atlantia SpA	10,483,342
89,837	Societa Iniziative Autostradali e Servizi SpA	865,009
		11,348,351

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Portfolio of Investments  ■  December 31, 2014 continued

NUMBER OF SHARES		VALUE
	Transmission & Distribution
242,648	Terna Rete Elettrica Nazionale SpA	$1,099,219
	Total Italy	16,871,907
	Japan (1.4%)
	Oil & Gas Storage & Transportation
951,000	Tokyo Gas Co., Ltd.	5,131,751
	Netherlands (3.0%)
	Oil & Gas Storage & Transportation
210,291	Koninklijke Vopak N.V. (a)	10,893,927
	Spain (1.4%)
	Diversified
138,913	Ferrovial SA (a)	2,737,096
	Transmission & Distribution
25,870	Red Electrica Corp., SA	2,271,051
	Total Spain	5,008,147
	Switzerland (2.4%)
	Airports
13,056	Flughafen Zuerich AG (Registered)	8,752,064
	United Kingdom (7.6%)
	Transmission & Distribution
1,010,385	National Grid PLC	14,403,873
	Water
436,956	Pennon Group PLC	6,258,769
102,130	Severn Trent PLC	3,166,522
263,610	United Utilities Group PLC	3,735,600
		13,160,891
	Total United Kingdom	27,564,764
	United States (45.1%)
	Communications
161,780	American Tower Corp. REIT	15,991,953
NUMBER OF SHARES		VALUE
199,706	Crown Castle International Corp. REIT	$15,716,862
58,511	SBA Communications Corp., Class A (c)	6,480,679
		38,189,494
	Diversified
375,533	CenterPoint Energy, Inc.	8,798,738
	Oil & Gas Storage & Transportation
24,980	Atmos Energy Corp.	1,392,385
63,950	Cheniere Energy, Inc. (c)	4,502,080
196,408	Enbridge Energy Management LLC (a)(c)	7,618,666
518,788	Kinder Morgan, Inc.	21,949,920
118,424	NiSource, Inc.	5,023,546
69,840	ONEOK, Inc.	3,477,334
29,962	Plains GP Holdings LP, Class A	769,424
93,699	SemGroup Corp., Class A	6,408,075
94,362	Sempra Energy	10,508,152
272,473	Spectra Energy Corp.	9,890,770
23,031	Targa Resources Corp.	2,442,438
250,899	Williams Cos., Inc. (The)	11,275,401
		85,258,191
	Railroad
27,280	Union Pacific Corp.	3,249,866
	Transmission & Distribution
258,055	ITC Holdings Corp.	10,433,164
78,721	Northeast Utilities	4,213,148
162,676	PG&E Corp.	8,660,870
		23,307,182
	PPA - Contracted Renewables
22,371	Pattern Energy Group, Inc.	551,669
	Water
76,850	American Water Works Co., Inc.	4,096,105
	Total United States	163,451,245
	Total Common Stocks (Cost $263,582,218)	355,951,491

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Portfolio of Investments  ■  December 31, 2014 continued

NUMBER OF SHARES (000)		VALUE
	Short-Term Investments (12.8%)
	Securities held as Collateral on Loaned Securities (11.7%)
	Investment Company (10.7%)
38,661	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - Institutional Class (See Note 6)	$38,661,016
PRINCIPAL AMOUNT (000)
	Repurchase Agreement (1.0%)
$3,688	Merrill Lynch & Co., Inc. (0.03%, dated 12/31/14, due 01/02/15; proceeds $3,687,919; fully collateralized by various U.S. Government obligations; 2.13% - 4.25% due 01/31/21 - 11/15/40; valued at $3,761,679)	3,687,913
	Total Securities held as Collateral on Loaned Securities (Cost $42,348,929)	42,348,929
NUMBER OF SHARES (000)		VALUE
	Investment Company (1.1%)
3,887	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class (See Note 6) (Cost $3,887,386)	$3,887,386
	Total Short-Term Investments (Cost $46,236,315)	46,236,315
Total Investments (Cost $309,818,533) (d)	110.9%	402,187,806
Liabilities in Excess of Other Assets	(10.9)	(39,459,134)
Net Assets	100.0%	$362,728,672

  REIT  Real Estate Investment Trust.

  (a)  All or a portion of this security was on loan at December 31, 2014.

  (b)  Security trades on the Hong Kong exchange.

  (c)  Non-income producing security.

  (d)  The fair value and percentage of net assets, $149,472,242 and 41.2%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1A within the Notes to the Financial Statements.

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Summary of Investments  ■  December 31, 2014 continued

INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Oil & Gas Storage & Transportation	$153,600,454		42.7%
Communications	54,236,831		15.1
Transmission & Distribution	43,195,006		12.0
Toll Roads	33,976,274		9.4
Water	27,351,096		7.6
Airports	20,524,488		5.7
Diversified	17,060,461		4.7
Investment Company	3,887,386		1.1
Railroads	3,249,866		0.9
Ports	2,205,346		0.6
PPA - Contracted Renewables	551,669		0.2
	$359,838,877	*	100.0%

  *  Does not reflect the value of securities held as collateral on loaned securities.

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Financial Statements

Statement of Assets and Liabilities December 31, 2014

Assets:
Investments in securities, at value (cost $267,270,131) (including $43,894,589 for securities loaned)	$359,639,404
Investment in affiliate, at value (cost $42,548,402)	42,548,402
Total investments in securities, at value (cost $309,818,533)	402,187,806
Cash (including foreign currency valued at $99,374 with a cost of $99,065)	3,997,110
Receivable for:
Investments sold	5,083,667
Dividends	988,913
Foreign withholding taxes reclaimed	27,587
Shares of beneficial interest sold	2,053
Dividends from affiliate	76
Prepaid expenses and other assets	39,117
Total Assets	412,326,329
Liabilities:
Collateral on securities loaned, at value	46,246,665
Payable for:
Investments purchased	1,785,654
Shares of beneficial interest redeemed	831,019
Transfer agent fee	304,272
Advisory fee	188,818
Distribution fee	83,440
Administration fee	26,527
Accrued expenses and other payables	131,262
Total Liabilities	49,597,657
Net Assets	$362,728,672
Composition of Net Assets:
Paid-in-capital	$260,690,179
Net unrealized appreciation	92,364,094
Accumulated undistributed net investment income	225,841
Accumulated undistributed net realized gain	9,448,558
Net Assets	$362,728,672
Class A Shares:
Net Assets	$92,661,389
Shares Outstanding (unlimited shares authorized, $0.01 par value)	11,846,699
Net Asset Value Per Share	$7.82
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$8.25
Class B Shares:
Net Assets	$1,215,953
Shares Outstanding (unlimited shares authorized, $0.01 par value)	149,555
Net Asset Value Per Share	$8.13
Class L Shares:
Net Assets	$6,769,541
Shares Outstanding (unlimited shares authorized, $0.01 par value)	852,108
Net Asset Value Per Share	$7.94
Class I Shares:
Net Assets	$4,646,184
Shares Outstanding (unlimited shares authorized, $0.01 par value)	599,728
Net Asset Value Per Share	$7.75
Class Q Shares:
Net Assets	$257,435,605
Shares Outstanding (unlimited shares authorized, $0.01 par value)	32,174,416
Net Asset Value Per Share	$8.00

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Financial Statements continued

Statement of Operations For the year ended December 31, 2014

Net Investment Income: Income
Dividends (net of $749,621 foreign withholding tax)	$10,652,730
Income from securities loaned - net	232,633
Interest	11,090
Dividends from affiliate (Note 6)	1,858
Total Income	10,898,311
Expenses
Advisory fee (Note 3)	2,113,214
Distribution fee (Class A shares) (Note 4)	229,472
Distribution fee (Class B shares) (Note 4)	13,120
Distribution fee (Class L shares) (Note 4)	53,022
Distribution fee (Class Q shares) (Note 4)	640,892
Sub transfer agent fees and expenses (Class A shares)	90,152
Sub transfer agent fees and expenses (Class B shares)	2,337
Sub transfer agent fees and expenses (Class L shares)	8,058
Sub transfer agent fees and expenses (Class I shares)	1,945
Sub transfer agent fees and expenses (Class Q shares)	196,434
Administration fee (Note 3)	296,592
Transfer agent fees and expenses (Note 5)	12,446
Transfer agent fees and expenses (Class A shares) (Note 5)	23,875
Transfer agent fees and expenses (Class B shares) (Note 5)	3,821
Transfer agent fees and expenses (Class L shares) (Note 5)	3,298
Transfer agent fees and expenses (Class I shares) (Note 5)	2,100
Transfer agent fees and expenses (Class Q shares) (Note 5)	59,473
Shareholder reports and notices	98,140
Professional fees	97,197
Custodian fees	75,183
Registration fees	72,975
Trustees' fees and expenses	13,390
Other	22,406
Total Expenses	4,129,542
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(4,078)
Net Expenses	4,125,464
Net Investment Income	6,772,847
Realized and Unrealized Gain (Loss): Realized Gain (Loss) on:
Investments	48,546,312
Foreign currency translation	(128,814)
Net Realized Gain	48,417,498
Change in Unrealized Appreciation (Depreciation) on:
Investments	(2,030,256)
Foreign currency translation	(24,724)
Net Change in Unrealized Appreciation (Depreciation)	(2,054,980)
Net Gain	46,362,518
Net Increase	$53,135,365

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	DECEMBER 31, 2014	DECEMBER 31, 2013
Increase (Decrease) in Net Assets: Operations:
Net investment income	$6,772,847	$6,921,417
Net realized gain	48,417,498	39,914,510
Net change in unrealized appreciation (depreciation)	(2,054,980)	12,263,467
Net Increase	53,135,365	59,099,394
Dividends and Distributions to Shareholders from:
Net investment income
Class A shares	(1,678,222)	(1,772,429)
Class B shares	(8,046)	(13,522)
Class L shares@@	(82,620)	(97,700)
Class I shares	(95,641)	(57,839)
Class Q shares	(4,653,516)	(5,126,405)
Net realized gain
Class A shares	(11,854,139)	(9,439,032)
Class B shares	(160,691)	(149,796)
Class L shares@@	(868,473)	(731,517)
Class I shares	(560,845)	(269,124)
Class Q shares	(32,771,497)	(27,045,390)
Total Dividends and Distributions	(52,733,690)	(44,702,754)
Net increase (decrease) from transactions in shares of beneficial interest	3,404,833	(12,745,222)
Net Increase	3,806,508	1,651,418
Net Assets:
Beginning of period	358,922,164	357,270,746
End of Period (Including accumulated undistributed net investment income of $225,841 and $147,133)	$362,728,672	$358,922,164

@@  Effective February 25, 2013, Class C shares were renamed Class L shares.

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2014

1. Organization and Accounting Policies

Morgan Stanley Global Infrastructure Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund applies investment company accounting and reporting guidance. The Fund's investment objective is to seek to provide both capital appreciation and current income. The Fund was organized as a Massachusetts business trust on December 8, 1987 and commenced operations on April 29, 1988. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class L shares and Class I shares. The Fund's Class Q shares are closed to new investments (except dividend reinvestments). The five classes are substantially the same except, most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, most Class B shares and Class Q shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and six years, respectively. Class L shares and Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares, Class L shares and Class Q shares incur distribution expenses.

On February 25, 2013, Class C shares were renamed Class L shares.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange ("NYSE"); (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited or Morgan Stanley Investment Management Company (each, a "Sub-Adviser"), each a wholly owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Trustees (the "Trustees"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2014 continued

expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (5) certain portfolio securities may be valued by an outside pricing service approved by the Trustees; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Trustees have the ultimate responsibility of determining the fair value of the investments. Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2014 continued

C. Multiple Class Allocations — Investment income, realized and unrealized gain (loss), and non-class specific expenses are allocated daily based upon the proportion of net assets of each class. Class specific expenses are borne by the respective share classes and include Distribution, Transfer Agent and Sub Transfer Agent fees.

D. Securities Lending — The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Fund's Statement of Operations.

The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2014.

GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
GROSS ASSET AMOUNT PRESENTED IN STATEMENT OF ASSETS AND LIABILITIES		FINANCIAL INSTRUMENT	COLLATERAL RECEIVED		NET AMOUNT (NOT LESS THAN $0)
$43,894,589	(a)	$—	$(43,894,589	)(b)(c)	$0

(a)  Represents market value of loaned securities at period end.

(b)  The Fund received cash collateral of $46,246,665, of which $42,348,929 was subsequently invested in a Repurchase Agreement and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2014, there was uninvested cash of $3,897,736, which is not reflected in the Portfolio of Investments.

(c)  The actual collateral received is greater than the amount shown here due to overcollateralization.

E. Repurchase Agreements — The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2014 continued

market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

F. Foreign Currency Translation and Foreign Investments — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

— investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

— investment transactions and investment income at the prevailing rates of exchange on the dates of  such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2014 continued

and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

G. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

H. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

I. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2014 continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2014.

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets:
Common Stocks
Airports	$—	$20,524,488	$—	$20,524,488
Communications	38,189,494	16,047,337	—	54,236,831
Diversified	8,798,738	8,261,723	—	17,060,461
Oil & Gas Storage & Transportation	128,286,195	25,314,259	—	153,600,454
Ports	—	2,205,346	—	2,205,346
Railroads	3,249,866	—	—	3,249,866
Toll Roads	—	33,976,274	—	33,976,274
Transmission & Distribution	23,307,182	19,887,824	—	43,195,006
PPA - Contracted Renewables	551,669	—	—	551,669
Water	4,096,105	23,254,991	—	27,351,096
Total Common Stocks	206,479,249	149,472,242	—	355,951,491
Short-Term Investments
Investment Company	42,548,402	—	—	42,548,402
Repurchase Agreement	—	3,687,913	—	3,687,913
Total Short-Term Investments	42,548,402	3,687,913	—	46,236,315
Total Assets	$249,027,651	$153,160,155	$—	$402,187,806

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2014, securities with a total value of $138,280,882 transferred from Level 1 to Level 2. At December 31, 2014, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2014 continued

3. Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, accrued daily and paid monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.57% to the portion of the daily net assets not exceeding $500 million; 0.47% to the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $5 billion; and 0.345% to the portion of the daily net assets exceeding $5 billion. For the year ended December 31, 2014, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.57% of the Fund's average daily net assets.

Under a Sub-Advisory Agreement between the Adviser and the Sub-Advisers, the Sub-Advisers provide the Fund with advisory services, subject to the overall supervision of the Adviser and the Fund's Officers and Trustees. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

Morgan Stanley Services Company Inc. was the Fund's Administrator. Effective January 1, 2014, the Adviser also serves as the Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

4. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser/Administrator and Sub-Advisers. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 1.00% of the average daily net assets of Class B shares; (iii) Class L — up to 0.75% of the average daily net assets of Class L shares; and (iv) Class Q — up to 0.26% of the average daily net assets of Class Q shares.

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2014 continued

The Distributor has agreed to permanently cap the 12b-1 fee for the Class Q shares at 0.24% of the average daily net assets of Class Q. For the year ended December 31, 2014, the distribution fee was accrued for Class Q shares at the annual rate of 0.24%.

In the case of Class B shares and Class Q shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares and Class Q shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $5,169,052 and $10,705, for Class B shares and Class Q shares, respectively, at December 31, 2014. For the year ended December 31, 2014, the distribution fee was accrued for Class B at an annual rate of 1.00%.

In the case of Class A shares and Class L shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.75% of the average daily net assets of Class A shares or Class L shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Financial Intermediaries at the time of sale may be reimbursed in the subsequent calendar year. For the year ended December 31, 2014, the distribution fee was accrued for Class A shares and Class L shares at the annual rate of 0.25% and 0.75%, respectively.

The Distributor has informed the Fund that for the year ended December 31, 2014, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class Q shares of $1, $293 and $5,137, respectively, and received $3,062 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

5. Dividend Disbursing and Transfer Agent

The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Fund.

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2014 continued

6. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2014, aggregated $147,123,477 and $179,630,658, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2014, advisory fees paid were reduced by $4,078 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2014 is as follows:

VALUE DECEMBER 31, 2013	PURCHASES AT COST	SALES	DIVIDEND INCOME	VALUE DECEMBER 31, 2014
$51,038,755	$128,714,355	$137,204,708	$1,858	$42,548,402

For the year ended December 31, 2014, the Fund incurred brokerage commissions of $9,359 with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator, Sub-Advisers and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended December 31, 2014, included in "Trustees' fees and expenses" in the Statement of Operations amounted to $4,176. At December 31, 2014, the Fund had an accrued pension liability of $58,924, which is included in "Accrued expenses and other payables" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2014 continued

7. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED DECEMBER 31, 2014		FOR THE YEAR ENDED DECEMBER 31, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	448,460	$3,960,904	122,641	$985,888
Conversion from Class B	24,371	198,070	81,920	667,576
Reinvestment of dividends and distributions	1,644,967	13,136,767	1,400,800	10,851,652
Redeemed	(1,543,580)	(12,985,362)	(1,895,882)	(15,427,420)
Net increase (decrease) — Class A	574,218	4,310,379	(290,521)	(2,922,304)
CLASS B SHARES
Sold	8,625	77,187	3,589	30,320
Conversion to Class A	(23,608)	(198,070)	(79,979)	(667,576)
Reinvestment of dividends and distributions	17,904	148,812	19,280	153,955
Redeemed	(18,259)	(159,827)	(39,705)	(326,992)
Net decrease — Class B	(15,338)	(131,898)	(96,815)	(810,293)
CLASS L SHARES@@
Sold	11,964	102,004	17,679	144,495
Reinvestment of dividends and distributions	113,544	921,743	104,763	821,322
Redeemed	(142,358)	(1,226,062)	(192,344)	(1,576,756)
Net decrease — Class L	(16,850)	(202,315)	(69,902)	(610,939)
CLASS I SHARES
Sold	275,136	2,369,549	61,006	498,596
Reinvestment of dividends and distributions	83,097	654,075	42,420	326,197
Redeemed	(96,521)	(821,777)	(61,340)	(503,780)
Net increase — Class I	261,712	2,201,847	42,086	321,013
CLASS Q SHARES
Reinvestment of distributions	4,470,597	36,526,608	3,969,850	31,335,686
Redeemed	(4,558,813)	(39,299,788)	(4,833,938)	(40,058,385)
Net decrease — Class Q	(88,216)	(2,773,180)	(864,088)	(8,722,699)
Net increase (decrease) in Fund	715,526	$3,404,833	(1,279,240)	$(12,745,222)

@@  Effective February 25, 2013, Class C shares were renamed Class L shares.

Effective February 25, 2013, the Trustees approved the suspension of the continuous offering of Class B shares to new and existing shareholders.

The Fund is currently closed to new investors. Class A, Class L and Class I shareholders of the Fund may purchase additional Class A, Class L and Class I shares, respectively. The Class B and Class Q shareholders of the Fund do not have the option of purchasing additional Class B and Class Q shares. However, the existing Class B and Class Q shareholders may invest through dividend reinvestments.

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2014 continued

8. Federal Income Tax Status

It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 DISTRIBUTIONS PAID FROM:		2013 DISTRIBUTIONS PAID FROM:
ORDINARY INCOME	LONG-TERM CAPITAL GAIN	ORDINARY INCOME	LONG-TERM CAPITAL GAIN
$8,103,575	$44,630,115	$8,391,910	$36,310,844

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2014 continued

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and capital gain distributions from securities held, resulted in the following reclassifications among the components of net assets at December 31, 2014:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN	PAID-IN-CAPITAL
$(176,094)	$176,094	$—

At December 31, 2014, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
$1,311,988	$10,706,940

At December 31, 2014, the aggregate cost for Federal income tax purposes is $311,843,438. The aggregate gross unrealized appreciation is $91,061,863 and the aggregate gross unrealized depreciation is $717,495 resulting in net unrealized appreciation of $90,344,368.

9. Risks Relating to Certain Financial Instruments

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

10. Subsequent Event

The Board of Trustees of the Fund approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Institutional Fund, Inc., on behalf of its series Select Global Infrastructure Portfolio ("MSIF Select Global Infrastructure"), pursuant to which substantially all of the assets and liabilities of the Fund would be transferred to MSIF Select Global Infrastructure and shareholders of the Fund would become shareholders of MSIF Select Global Infrastructure, receiving shares of MSIF Select Global Infrastructure equal to the value of their holdings in the Fund (the "Reorganization"). Class A, Class B and Class Q shareholders of the Fund would receive Class A shares of MSIF Select Global Infrastructure, Class L shareholders of the Fund would receive Class L shares of MSIF Select Global

Morgan Stanley Global Infrastructure Fund

Notes to Financial Statements  ■  December 31, 2014 continued

Infrastructure and Class I shareholders of the Fund would receive Class I shares of MSIF Select Global Infrastructure. The Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders scheduled to be held during the first quarter of 2015.

Morgan Stanley Global Infrastructure Fund

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED DECEMBER 31,
	2014		2013		2012		2011		2010^
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$7.88		$7.64		$7.07		$6.37		$6.16
Income from investment operations:
Net investment income(1)	0.15		0.16		0.17		0.15		0.15
Net realized and unrealized gain	1.07		1.16		1.12		0.88		0.27
Total income from investment operations	1.22		1.32		1.29		1.03		0.42
Less dividends and distributions from:
Net investment Income	(0.16)		(0.17)		(0.17)		(0.16)		(0.21)
Net realized gain	(1.12)		(0.91)		(0.55)		(0.17)		—
Total dividends and distributions	(1.28)		(1.08)		(0.72)		(0.33)		(0.21)
Net asset value, end of period	$7.82		$7.88		$7.64		$7.07		$6.37
Total Return(2)	15.44%		17.78%		18.45%		16.27%		6.84%
Ratios to Average Net Assets:
Net expenses	1.13	%(3)	1.13	%(3)	1.11	%(3)	1.14	%(3)	1.18	%(3)
Net investment income	1.81	%(3)	1.92	%(3)	2.28	%(3)	2.24	%(3)	2.44	%(3)
Rebate from Morgan Stanley affiliate	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)
Supplemental Data:
Net assets, end of period, in thousands	$92,661		$88,821		$88,330		$86,249		$89,082
Portfolio turnover rate	40%		25%		28%		36%		149%

  ^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (4)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Financial Highlights continued

	FOR THE YEAR ENDED DECEMBER 31,
	2014		2013		2012		2011		2010^
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.14		$7.85		$7.24		$6.50		$6.26
Income from investment operations:
Net investment income(1)	0.06		0.09		0.12		0.10		0.10
Net realized and unrealized gain	1.11		1.19		1.14		0.90		0.28
Total income from investment operations	1.17		1.28		1.26		1.00		0.38
Less dividends and distributions from:
Net investment income	(0.06)		(0.08)		(0.10)		(0.09)		(0.14)
Net realized gain	(1.12)		(0.91)		(0.55)		(0.17)		—
Total dividends and distributions	(1.18)		(0.99)		(0.65)		(0.26)		(0.14)
Net asset value, end of period	$8.13		$8.14		$7.85		$7.24		$6.50
Total Return(2)	14.29%		16.74%		17.53%		15.35%		6.21%
Ratios to Average Net Assets:
Net expenses	2.23	%(3)	1.94	%(3)	1.86	%(3)	1.89	%(3)	1.93	%(3)
Net investment income	0.71	%(3)	1.05	%(3)	1.53	%(3)	1.49	%(3)	1.69	%(3)
Rebate from Morgan Stanley affiliate	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)
Supplemental Data:
Net assets, end of period, in thousands	$1,216		$1,343		$2,054		$3,022		$5,618
Portfolio turnover rate	40%		25%		28%		36%		149%

  ^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (4)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Financial Highlights continued

	FOR THE YEAR ENDED DECEMBER 31,
	2014		2013		2012		2011		2010^
Class L Shares
Selected Per Share Data:
Net asset value, beginning of period	$7.98		$7.73		$7.14		$6.44		$6.21
Income from investment operations:
Net investment income(1)	0.11		0.11		0.12		0.12		0.10
Net realized and unrealized gain	1.08		1.17		1.13		0.87		0.28
Total income from investment operations	1.19		1.28		1.25		0.99		0.38
Less dividends and distributions from:
Net investment income	(0.11)		(0.12)		(0.11)		(0.12)		(0.15)
Net realized gain	(1.12)		(0.91)		(0.55)		(0.17)		—
Total dividends and distributions	(1.23)		(1.03)		(0.66)		(0.29)		(0.15)
Net asset value, end of period	$7.94		$7.98		$7.73		$7.14		$6.44
Total Return(2)	14.85%		17.04%		17.70%		15.42%		6.17%
Ratios to Average Net Assets:
Net expenses	1.67	%(3)	1.68	%(3)	1.85	%(3)	1.68	%(3)	1.93	%(3)
Net investment income	1.27	%(3)	1.36	%(3)	1.54	%(3)	1.70	%(3)	1.69	%(3)
Rebate from Morgan Stanley affiliate	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)
Supplemental Data:
Net assets, end of period, in thousands	$6,770		$6,938		$7,254		$7,275		$7,642
Portfolio turnover rate	40%		25%		28%		36%		149%

  ^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period. Effective February 25, 2013, Class C shares were renamed Class L shares. Class C shares held for less than one year were subject to a 1.0% contingent deferred sales charge. The contingent deferred sales charge on Class L shares was eliminated effective February 25, 2013.

  (3)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (4)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Financial Highlights continued

	FOR THE YEAR ENDED DECEMBER 31,
	2014		2013		2012		2011		2010^
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$7.82		$7.59		$7.02		$6.34		$6.12
Income from investment operations:
Net investment income(1)	0.18		0.18		0.19		0.17		0.17
Net realized and unrealized gain	1.05		1.15		1.12		0.86		0.27
Total income from investment operations	1.23		1.33		1.31		1.03		0.44
Less dividends and distributions from:
Net investment income	(0.18)		(0.19)		(0.19)		(0.18)		(0.22)
Net realized gain	(1.12)		(0.91)		(0.55)		(0.17)		—
Total dividends and distributions	(1.30)		(1.10)		(0.74)		(0.35)		(0.22)
Net asset value, end of period	$7.75		$7.82		$7.59		$7.02		$6.34
Total Return(2)	15.77%		18.08%		18.88%		16.33%		7.33%
Ratios to Average Net Assets:
Net expenses	0.87	%(3)	0.87	%(3)	0.86	%(3)	0.89	%(3)	0.93	%(3)
Net investment income	2.07	%(3)	2.19	%(3)	2.53	%(3)	2.49	%(3)	2.69	%(3)
Rebate from Morgan Stanley affiliate	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)
Supplemental Data:
Net assets, end of period, in thousands	$4,646		$2,642		$2,245		$2,108		$3,963
Portfolio turnover rate	40%		25%		28%		36%		149%

  ^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Calculated based on the net asset value as of the last business day of the period.

  (3)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (4)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Financial Highlights continued

	FOR THE YEAR ENDED DECEMBER 31,
	2014		2013		2012		2011		2010^
Class Q Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.03		$7.77		$7.18		$6.47		$6.25
Income from investment operations:
Net investment income(1)	0.16		0.16		0.18		0.16		0.15
Net realized and unrealized gain	1.09		1.18		1.13		0.88		0.28
Total income from investment operations	1.25		1.34		1.31		1.04		0.43
Less dividends and distributions from:
Net investment income	(0.16)		(0.17)		(0.17)		(0.16)		(0.21)
Net realized gain	(1.12)		(0.91)		(0.55)		(0.17)		—
Total dividends and distributions	(1.28)		(1.08)		(0.72)		(0.33)		(0.21)
Net asset value, end of period	$8.00		$8.03		$7.77		$7.18		$6.47
Total Return(2)	15.54%		17.76%		18.45%		16.18%		6.91%
Ratios to Average Net Assets:
Net expenses	1.10	%(3)	1.11	%(3)	1.10	%(3)	1.13	%(3)	1.17	%(3)
Net investment income	1.84	%(3)	1.93	%(3)	2.29	%(3)	2.25	%(3)	2.45	%(3)
Rebate from Morgan Stanley affiliate	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)
Supplemental Data:
Net assets, end of period, in thousands	$257,436		$259,179		$257,387		$253,096		$260,051
Portfolio turnover rate	40%		25%		28%		36%		149%

  ^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (4)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Global Infrastructure Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Global Infrastructure Fund (the "Fund"), including the portfolio of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2010 were audited by another independent registered public accounting firm whose report, dated February 25, 2011, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Global Infrastructure Fund at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2015

Morgan Stanley Global Infrastructure Fund

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

Morgan Stanley Global Infrastructure Fund

U.S. Privacy Policy (unaudited) continued

1. What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies. We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

Morgan Stanley Global Infrastructure Fund

U.S. Privacy Policy (unaudited) continued

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4. How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

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U.S. Privacy Policy (unaudited) continued

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:
Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies,

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your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Special Notice to Residents of Vermont
The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

Special Notice to Residents of California
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Global Infrastructure Fund

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub- Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity; Trustee of Fairhaven United Methodist Church.

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Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Michael Bozic (74) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee(since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				98	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.

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Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Owner, OBIR, LLC (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008- 2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).

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Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	98	None.

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Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012).

Interested Trustee:

Name, Age and Address of Interested Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

  *  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

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Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

  *  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

Morgan Stanley Global Infrastructure Fund

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2014. For corporate shareholders 40.67% of the dividends qualified for the dividends received deduction. The Fund designated and paid $44,630,115 as a long-term capital gain distribution.
For Federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2014. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of $7,198,724 as taxable at this lower rate. The Fund intends to pass through foreign tax credits of $304,983, and has derived income from sources within foreign countries amounting to $7,247,722.
In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

Item 2.  Code of Ethics.

(a)                                 The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2014

	Registrant			Covered Entities(1)
Audit Fees		$36,680		N/A

Non-Audit Fees
Audit-Related Fees			$(2)		$(2)
Tax Fees		$3,867	(3)	$8,655,656	(4)
All Other Fees	$			$285,341	(5)
Total Non-Audit Fees		$3,867		$8,940,997

Total		$40,547		$8,940,997

2013

	Registrant			Covered Entities(1)
Audit Fees		$34,762		N/A

Non-Audit Fees
Audit-Related Fees			$(2)		$(2)
Tax Fees		$3,765	(3)	$7,772,493	(4)
All Other Fees	$			$101,000	(5)
Total Non-Audit Fees		$3,765		$7,873,493

Total		$38,527		$7,873,493

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)                     Not applicable.

(g)                    See table above.

(h)                   The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)         The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent, Allen Reed and Michael Klein.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Global Infrastructure Fund

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 18, 2015

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 18, 2015